Exhibit 10.16

FIRST AMENDMENT

TO PLAIN ENGLISH GROWTH CAPITAL LOAN AND SECURITY AGREEMENT

This is a FIRST AMENDMENT TO PLAIN ENGLISH GROWTH CAPITAL LOAN AND AGREEMENT dated as of August 15, 2007 (the “Amendment”) by and between BAYHILL THERAPEUTICS, INC., (“Borrower”) and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company, (“Lender”).

RECITALS

A. Borrower and Lender are parties to the Plain English Growth Capital Loan and Security Agreement dated as of March 7, 2007 (the “Loan Agreement”), pursuant to which Lender agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained in the Loan Agreement. Unless otherwise defined in this Amendment, capitalized terms and matters of construction defined in the Loan Agreement shall have the same meaning given to them in the Loan Agreement.

B. Borrower has requested that certain provisions of the Loan Agreement be amended, and Lender is willing to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

1.	RATIFICATION AND INCORPORATION OF LOAN AGREEMENT

Except as expressly modified by this Amendment, (a) Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated in this Amendment by this reference as if set forth in full in this Amendment.

2.	AMENDMENTS TO LOAN AGREEMENT

Section 8 of the Loan Agreement is deleted in its entirety and substituted with the following:

You give Us a first priority, continuing security interest in and Lien upon all of Your right, title and interest in each of the following, whether now owned or hereinafter acquired and wherever located:

•	All Receivables;

•	All Equipment;

•	All Fixtures;

•	All General Intangibles;

•	All Inventory;

•	All Investment Property;

•	All Deposit Accounts;

•	All Cash;

•	All commercial tort claims, if any, as listed on Schedule 1;

•	All Goods and personal property, whether tangible or intangible and whether now or hereinafter owned or existing, leased, consigned by or to or acquired and wherever located; and

•	To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, rents, profits, and products of each of the foregoing.

All the above listed items will be collectively called the “Collateral”.

Notwithstanding the above, Collateral excludes Intellectual Property currently held or hereafter obtained, but includes proceeds of Intellectual Property (including but not limited to all rights to payment or General Intangibles arising from the proceeds); provided, however, other than non-exclusive Licenses, co-exclusive Licenses or exclusive Licenses granted with respect to specified geographic areas, fields of use and forms of proprietary products to either independent contractors for performing work on behalf of You, or specific customers, licensees or corporate partners, in each case that would not result in a transfer of title of the licensed property under applicable law and that are given in the ordinary course of Your business (all of the foregoing, together, the “Product Licenses”), in the event You transfer, sell, assign, grant a security interest in, hypothecate, permit or suffer to exist any Lien, or otherwise transfer any interest in or encumber any portion of the Intellectual Property, either voluntarily or involuntarily, without Our prior written consent, except in the case of Product Licenses, Our security interest shall include (and shall be deemed to have included from the date of this Agreement) all Intellectual Property.

You may enter into accounts receivable financing upon receipt and review by Us of said accounts receivable financing loan documentation and execution of an intercreditor agreement between Us and the accounts receivable financing provider, with terms reasonably acceptable to Us. Such financing may be secured solely by the underlying receivables and proceeds thereof.

3.	CONDITIONS TO EFFECTIVENESS

•	Receipt by Lender of copies of this Amendment, duly executed by Borrower and Lender;

•	The absence of any Default or Event of Default.

4.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower has previously advised Lender in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date of this Amendment. Borrower further represents and warrants that there are no Defaults or Events of Default that have occurred and are continuing as of the date of this Amendment.

5.	MISCELLANEOUS

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Entire Agreement. The terms and conditions of this Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full in the Loan Agreement. In the event of any inconsistency between the provisions of this Amendment and any other provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect on the date of this Amendment. The Loan Agreement, as modified by this Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter the Loan Agreement.

•	Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

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•	Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

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Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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Effect. Upon the effectiveness of this Amendment, from and after the date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

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No Novation. Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(Signature Page to Follow)

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IN WITNESS WHEREOF, The Parties have executed and delivered this Amendment as of the day and year first above written.

BORROWER:	You:	BAYHILL THERAPEUTICS, INC.

	Signature:	/s/ Fred Kurland
	Print Name:	Fred Kurland
	Title:	CFO

Accepted in Menlo Park, California:

LENDER:	Us:	TRIPLEPOINT CAPITAL LLC

	Signature:	/s/ Sajal Srivastava
	Print Name:	Sajal Srivastava
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PLAIN ENGLISH GROWTH CAPITAL

LOAN and SECURITY AGREEMENT]

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